SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

               CURRENT REPORT PURSUANT To SECTION 13 OR 15 (d) of
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)            October 18, 1995





                             HUNTER RESOURCES, INC.
             (Exact name of Registrant as specified in its Charter)

                          Commission file number 1-1705

     Pennsylvania                                        87-0205057
(State of Incorporation)                    (I.R.S. Employer Identification No.)


           600 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039
               (Address of principal executive offices) (Zip Code)

                                 (214) 401-0752
              (Registrant's telephone number, including area code)

                            CURRENT REPORT OF EVENTS

Item 2. Recent Developments
- ---------------------------

On October 18, 1995, Magnum Hunter Production, Inc. ("Magnum Hunter"), a wholly-owned subsidiary of Hunter Resources, Inc., closed on an acquisition of the remaining seventy-five percent (75%) ownership interest in an affiliated company (Midland Hunter Petroleum Limited Liability Company or "Midland") from a joint venture partner. The purchase price of $1,075,287 consisted of i) $300,000 in cash, ii) $300,000 represented by 85,131 shares of restricted common stock of Magnum Petroleum, Inc. valued at $3.52 per share and iii) the assumption of existing bank indebtedness of $475,287. As additional consideration, 50,000 warrants to purchase common stock of Magnum Petroleum, Inc. were issued at exercise prices ranging from $4.00 to $4.50 per share. The effective date of the acquisition was July 1, 1995. Substantially, all of the properties are located in Oklahoma and include ownership interests in over 100 wells.

Item 7. Financial Statements and Exhibits.
- ------------------------------------------

                                                                                       Sequentially
                                                                                       Numbered Page
                                                                                       -------------
     (a)  Financial Statements of the Business Acquired:

          Historical  Balance  Sheets  (unaudited)  as of September 30, 1995 and
               December 31, 1994
          Historical  Statements of Operations  (unaudited)  for the Nine Months
               Ending September 30, 1995 and Year Ending December 31, 1994
          Notes to Unaudited Historical Financial Statements for the Nine Months
               Ending September 30, 1995 and Year Ending December 31, 1994


     (b)  Pro forma financial information:

          Pro Forma Consolidated Financial Information (unaudited)
          Pro Forma  Consolidated  Balance Sheet (unaudited) as of September 30,
               1995
          Pro Forma  Consolidated  Statement of Operations  (unaudited)  For the
               Twelve Months Ended December 31, 1994
          Pro Forma  Consolidated  Statement of Operations  (unaudited)  For the
               Nine Months Ended September 30, 1995
          Notes to Unaudited Pro Forma Consolidated Financial Statements

     (c)  Exhibits:

          Agreement to Acquire Assets

                                   SIGNATURES

     Pursuant to the requirements of Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


DATED:  July ___, 1996                           HUNTER RESOURCES, INC.


                                                 By: /s/ Gary C. Evans
                                                     Gary C. Evans   President

               MIDLAND HUNTER PETROLEUM LIMITED LIABILITY COMPANY
                          (A Limited Liability Company)
                            HISTORICAL BALANCE SHEETS
                                   (Unaudited)

                                                                         September 30,      December 31,
                                                                            1995                1994
                                                                            ----                ----
                               ASSETS
CURRENT ASSETS
     Cash                                                               $      47,000      $      43,000
     Trade accounts receivable                                                 77,000             96,000
     Other current assets                                                      12,000             12,000
                                                                               ------             ------
         TOTAL CURRENT ASSETS
                                                                              136,000            151,000
                                                                              -------            -------
PROPERTY AND EQUIPMENT
     Oil and gas properties, full cost method                               1,563,000          1,497,000
     Accumulated depreciation, depletion, amortization and impairment        (476,000)          (375,000)
                                                                             ========           ========

PROPERTY AND EQUIPMENT, NET                                                 1,087,000          1,122,000

ORGANIZATION COSTS, NET                                                         2,000              3,000
                                                                                -----              -----
         TOTAL ASSETS                                                   $   1,225,000      $   1,276,000
                                                                        =============      =============


                       LIABILITIES AND OWNERS' EQUITY

LIABILITIES

ACCOUNTS PAYABLE
     Trade                                                              $     170,000      $     155,000
     Affiliate                                                                 60,000             68,000
OTHER CURRENT LIABILITIES                                                         -               91,000
NOTES PAYABLE - CURRENT                                                       204,000            283,000
                                                                              -------            -------
         TOTAL CURRENT LIABILITIES                                            434,000            597,000
                                                                              -------
         -------
LONG TERM DEBT, LESS CURRENT PORTION                                          191,000            170,000
                                                                              -------            -------
         TOTAL LIABILITIES                                                    625,000            767,000
                                                                              -------            -------
OWNERS' EQUITY

PAID-IN CAPITAL                                                               560,000            562,000
RETAINED EARNINGS (DEFICIT)                                                    40,000            (53,000)
                                                                               ------            -------
         TOTAL OWNERS' EQUITY                                                 600,000            509,000
                                                                              -------            -------
         TOTAL LIABILITIES AND OWNERS' EQUITY                           $   1,225,000      $   1,276,000
                                                                        =============      =============

                  See Notes to Historical Financial Statements

               MIDLAND HUNTER PETROLEUM LIMITED LIABILITY COMPANY
                          (A Limited Liability Company)
                       HISTORICAL STATEMENTS OF OPERATIONS
                                   (Unaudited)



                                               Nine Months Ended    Year Ended
                                                 September 30,     December 31,
                                                     1995              1994
                                                     ----              ----

REVENUES

     Oil and gas revenues                        $     563,000    $    921,000
     Other                                             115,000             -
                                                       -------         -------
              TOTAL REVENUES                           678,000         921,000
                                                       -------         -------

EXPENSES

     Lease operations                                  405,000         693,000
     Depreciation, depletion and amortization          102,000         167,000
     General and administrative                         44,000          25,000
     Interest                                           34,000          32,000
                                                        ------          ------
              TOTAL EXPENSES                           585,000         917,000
                                                       -------         -------

              NET INCOME                         $      93,000    $      4,000

              RETAINED EARNINGS:
              Beginning of year                        (53,000)        (57,000)
                                                       -------         -------
              Ending balance                     $      40,000    $    (53,000)
                                                 =============    =============


                  See Notes to Historical Financial Statements

               MIDLAND HUNTER PETROLEUM LIMITED LIABILITY COMPANY
                          (A Limited Liability Company)
                       HISTORICAL STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                            Nine Months Ended      Year Ended
                                                              September 30,       December 31,
                                                                  1995                1994
                                                                  ----                ----
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCOME                                                   $       93,000       $      4,000
                                                                    -------            -------
     Adjustments to reconcile net income to net cash
       provided by operating activities:
       Depreciation, depletion and amortization                     102,000            167,000
       Changes in:
         Trade accounts receivable                                   19,000             20,000
         Accounts payable, trade and affiliates                       7,000             12,000
         Other current liabilities                                  (91,000)               -
                                                                    -------            -------
CASH PROVIDED BY OPERATING ACTIVITIES                               130,000            203,000
                                                                    -------            -------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Decrease in oil and gas properties from receipt
       of pre-acquisition revenues and property sales                   -               87,000
     Investment in oil and gas properties                           (66,000)          (274,000)
                                                                    -------           --------

CASH USED BY INVESTING ACTIVITIES                                   (66,000)          (187,000)
                                                                    -------           --------

CASH FLOW FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                                   138,000            239,000
     Repayment of long-term debt                                   (196,000)          (222,000)
     Member distributions                                            (2,000)           (38,000)
                                                                     ------            -------

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES                    (60,000)           (21,000)
                                                                    -------            -------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                  4,000             (5,000)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                       43,000             48,000
                                                                     ------             ------
CASH AND CASH EQUIVALENTS, END OF PERIOD                     $       47,000       $     43,000
                                                             ==============       ============

               MIDLAND HUNTER PETROLEUM LIMITED LIABILITY COMPANY
                          (A Limited Liability Company)
                    NOTES TO HISTORICAL FINANCIAL STATEMENTS
                                   (Unaudited)


(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General
     -------
     Midland Hunter Petroleum Limited Liability Company, a Limited Liability Company (The Company) is a Wyoming Limited Liability Company formed January 18, 1993. The Company is a joint venture established to acquire and develop oil and gas properties. The Company's assets are located in Texas and Oklahoma.

     Oil and Gas Properties
     ----------------------
     The Company follows the full cost method of accounting for oil and gas properties. Accordingly, all costs associated with acquisition, exploration, and development of oil and gas reserves, including directly related overhead costs, are capitalized.

     All capitalized costs of oil and gas properties, including the estimated future costs to develop proved reserves, are amortized on the unit-of-production method using estimates of proved reserves. Investments in unproved properties and major development projects are not amortized until proved reserves associated with the projects can be determined or until impairment occurs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

     In addition, the capitalized costs are subject to a "ceiling test", which basically limits such costs to the aggregate of the "estimated present value", discounted at 10%, of future net revenues from proved reserves, based on current economic and operating conditions, plus the lower of cost or fair market value of unproved properties.

     Sales of proved and unproved properties are accounted for as adjustments of capitalized costs with no gain or loss recognized, unless such adjustments would significantly alter the relationship between capitalized costs and proved reserves of oil and gas, in which case the gain or loss is recognized in income. Abandonments of properties are accounted for as adjustments of capitalized costs with no loss recognized.

     Cash Equivalents
     ----------------
     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     Organization Costs
     ------------------
     Costs incurred in connection with formation of the Company have been capitalized and are being amortized over a period of 60 months on the straight-line basis.

     Federal Income Taxes
     --------------------
     The  Company  is  a  partnership  for  income  tax  purposes.   Income  tax
     liabilities and benefits resulting from the Company's activities are attributed directly to the Company's Members and are not provided for in the accompanying financial statements.

(2)  MEMBERS' EQUITY

     The Company is a limited liability company. Member contributions are made based on opportunities available to the Company and Members are not obligated to make future contributions. Profit and loss are allocated to Members based on the initial contributions of Members, as defined. Distributions to Members are made in accordance with allocated profit and loss and provisions for preferential return of capital where Members have made Excess Capital Contributions, as defined.

               MIDLAND HUNTER PETROLEUM LIMITED LIABILITY COMPANY
                          (A Limited Liability Company)
                    NOTES TO HISTORICAL FINANCIAL STATEMENTS
                                   (Unaudited)



(3) SUPPLEMENTAL INFORMATION TO STATEMENT OF CASH FLOWS



                                    Nine Months Ended           Year Ended
                                      Septemer 30,             December 31,
                                          1995                      1994
                                          ----                      ----

Cash Paid for Interest                $   34,000                $  33,000
                                      ==========                =========


(4) NOTES PAYABLE AND LONG-TERM DEBT

     Long tern debt at September 30, 1995 consists of a note payable to International Bank of Commerce for $395,000 (current portion of $204,000). This note bears interest at prime rate plus 2% (10.75% at September 30, 1995), is collateralized by property and equipment, assignment of death value proceeds of life insurance of certain members of management and is guaranteed by Members and the President of a Member. This note includes certain covenants, the most restrictive of which is the maintenance of at least a $200,000 net worth by the Company. The Company is in compliance with the covenant at September 30, 1995. The note payable balance was paid in full subsequent to September 30, 1995 by a Member.

     At December 31, 1994, the Company also had a note payable to the seller of an acquired property with a balance of $37,000 bearing interest at 10%, due January, 1995. Such note was paid in full during 1995.

(5)  RELATED PARTY TRANSACTIONS

     Operations of the Company are managed by an affiliate of a Member. All oil and gas properties operated by this affiliate are charged overhead reimbursements in accordance with published industry guidelines. Substantially all production revenues and expenses of the Company are handled by this affiliate and are credited or charged by the affiliate to the Company.

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (Unaudited)


The following unaudited pro forma consolidated balance sheet of the Company is based on the historical consolidated balance sheet as of September 30, 1995, adjusted to give effect for the acquisition of the remaining seventy-five percent (75%) ownership interest in Midland Hunter Petroleum, LLC ("Midland") acquired October 18, 1995 as if the acquisition had been consummated at the balance sheet date. The historical consolidated statements of operations of the Company for the year ended December 31, 1994 and the nine months ended September 30, 1995 have been adjusted to give effect for the acquisition as if the acquisition had been consummated at the beginning of each respective period presented. In addition, the Company has also adjusted the consolidated statements of operations for the acquisition on March 31, 1995 of the Arrington oil and gas properties as if the acquisition had been consummated at the beginning of each respective period presented. The Arrington acquisition was previously reported on an amended Form 8-K filed September 26, 1995.

     The pro forma consolidated balance sheet and statements of operations have been prepared based on estimates and assumptions deemed by management of the Company to be appropriate and do not purport to be indicative of the results of operations which would actually have been obtained if the acquisitions had occurred as presented in such statements, or which may be obtained in the future. The pro forma consolidated balance sheet and statements of operations should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1994 and the Company's Quarterly Report on Form 10-QSB for the nine months ended September 30, 1995, which have been filed with the Securities and Exchange Commission.

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1995
                                   (Unaudited)

                                                       Hunter         Midland        Pro Forma          Combined
                                                     Historical      Historical     Adjustments         Pro Forma
                                                     ----------      ----------     -----------         ---------
          ASSETS
CURRENT ASSETS:
     Cash                                           $    87,000     $    47,000     $  (12,000)(F)    $    122,000
                                                                                       300,000 (A)
                                                                                      (300,000)(A)
     Notes and accounts receivable, net:
          Trade (less reserve of $84,000)               852,000          77,000        (19,000)(F)         910,000
          Affiliates                                     79,000                                             79,000
     Prepaids                                            91,000          12,000         (3,000)(F)         100,000
                                                    -----------     -----------     --------------    ------------
     TOTAL CURRENT ASSETS                             1,109,000         136,000        (34,000)          1,211,000
                                                    -----------     -----------     --------------    ------------

PROPERTY AND EQUIPMENT:
     Oil and gas properties, full cost method         8,780,000       1,563,000       (177,000)(A)       9,775,000
                                                                                      (391,000)(F)
     Pipeline                                           674,000                                            674,000
     Other property                                     218,000                                            218,000
                                                    -----------                                       ------------
                                                      9,672,000       1,563,000       (568,000)         10,667,000
     Accumulated depreciation, depletion,
       amortization and impairment                   (4,934,000)       (476,000)       476,000 (A)      (4,934,000)
                                                    -----------     -----------     --------------    ------------
PROPERTY AND EQUIPMENT, NET                           4,738,000       1,087,000        (92,000)          5,733,000
                                                    -----------     -----------     --------------    ------------

Excess of cost of investments in subsidiaries
  over net assets acquired, net                         963,000                                            963,000

Accounts and notes receivable, net:
     Trade                                                -                                                  -
     Affiliates                                          86,000                                             86,000
Deposits and other assets                                 4,000           2,000                              6,000
                                                    -----------     -----------     --------------    ------------
          TOTAL ASSETS                              $ 6,900,000     $ 1,225,000     $ (126,000)       $  7,999,000
                                                    ===========     ===========     ==============    ============



          LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
     Accounts payable and accrued liabilities:
          Trade                                     $   957,000     $   170,000     $  (42,000)(F)    $  1,085,000
          Affiliates                                     19,000          60,000        (15,000)(F)          64,000
              Suspended revenue interests               733,000                                            733,000
     Notes payable, current                             575,000         204,000        (51,000)(F)         728,000
                                                    -----------     -----------     --------------    ------------
          TOTAL CURRENT LIABILITIES                   2,284,000         434,000       (108,000)          2,610,000
     Deferred income tax                                  7,000                                              7,000
     Long-term debt, less current portion             1,166,000         191,000        (48,000)(F)       1,309,000
     Production Payment Liability (Non-Recourse)        305,000                                            305,000
     Other Liabilities                                   85,000             -          600,000 (A)         685,000
                                                    -----------     -----------     --------------    ------------
          TOTAL LIABILITIES                           3,847,000         625,000        444,000           4,916,000
                                                    -----------     -----------     --------------    ------------
     Commitments and contingencies



STOCKHOLDERS' EQUITY:
     Preferred stock, no par value;
        1,000,000 shares authorized for each
          Class A,B,C;
        90,000 shares (Class A, Series 1) issued
          and outstanding                                90,000                                             90,000
     Common stock, $.10 par value;
        100,000,000 shares authorized;
        18,354,261 shares issued and outstanding      1,835,000                                          1,835,000
     Capital in excess of par value                   1,816,000         560,000       (560,000)(F)       1,816,000
     Accumulated deficit                               (668,000)         40,000        (10,000)(F)        (638,000)
                                                    -----------     -----------     --------------    ------------
                                                      3,073,000         600,000       (570,000)          3,103,000
     Less 22,000 shares of treasury stock at
        cost and Put stock                              (20,000)            -                              (20,000)
                                                    -----------                                       ------------
             TOTAL STOCKHOLDERS' EQUITY               3,053,000         600,000       (570,000)          3,083,000
                                                    -----------     -----------     --------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $ 6,900,000     $ 1,225,000     $ (126,000)       $  7,999,000
                                                    ===========     ===========     ==============    ============

            See notes to Pro Forma Consolidated Financial Statements

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                                    For the Twelve Months ended December 31, 1994

                                                     Hunter          Arrington        Midland          Pro forma       Combined
                                                   Historical        Historical      Historical       Adjustments      Pro forma
                                                   ----------        ----------      ----------       -----------      ---------

Revenues:
    Gas gathering and marketing                 $      443,000     $                $                $                $   443,000
    Oil and gas sales                                  581,000           563,000         921,000        (230,000)(F)    1,835,000
    Oil field services and Commissions               1,122,000                                            43,000 (B)    1,165,000
    Interest                                            26,000                                                             26,000
    Other                                              184,000                                                            184,000
                                                --------------     -------------    ------------     -----------      -----------
           TOTAL REVENUES                            2,356,000           563,000         921,000        (187,000)       3,653,000
                                                --------------     -------------    ------------     -----------      -----------

Expenses:
     Purchases of natural gas                          262,000                                                            262,000
     Pipeline operations                                76,000                                                             76,000
     Lease operating                                   412,000           153,000         693,000        (173,000)(F)    1,085,000
     Cost of services                                  654,000                                                            654,000
     Depreciation, depletion,
          amortization and impairment                  263,000                           167,000         111,000 (C)      541,000
     General and administrative                        513,000                            25,000           -     (D)      538,000
     Interest                                           44,000                            32,000         112,000 (E)      188,000
     Legal settlement expenses                         117,000                                                            117,000
                                                --------------     -------------    ------------     -----------      -----------
          TOTAL EXPENSES                             2,341,000           153,000         917,000          50,000        3,461,000
                                                --------------     -------------    ------------     -----------      -----------

NET INCOME (LOSS)                                       15,000           410,000           4,000        (237,000)         192,000

     PREFERRED DIVIDENDS                                (9,000)                                                            (9,000)
                                                --------------     -------------    ------------     -----------      -----------
NET INCOME (LOSS) APPLICABLE
TO  COMMON STOCK                                $        6,000     $     410,000    $      4,000     $  (237,000)     $   183,000
                                                ==============     =============    ============     ===========      ===========

NET INCOME PER SHARE
     (primarily and fully diluted)              $        *                                                            $      0.01
                                                ==============                                                        ===========


* Less than $.01 per share



            See notes to Pro Forma Consolidated Financial Statements

                     HUNTER RESOURCES, INC. AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)

                                                               For the Nine Months ended September 30, 1995

                                                   Hunter        Arrington       Midland        Pro forma         Combined
                                                 Historical      Historical     Historical     Adjustments       Pro forma
                                                 ----------      ----------     ----------     -----------       ---------
Revenues:
    Gas gathering and marketing                $    144,000    $                $             $                 $   144,000
    Oil and gas sales                               708,000         123,000       563,000         (141,000)(F)    1,253,000
    Oil field services and commissions              409,000                                          7,000 (B)      416,000
    Interest                                         20,000                                                          20,000
    Other                                           271,000                       115,000          (29,000)(F)      357,000
                                               ------------    ------------     ---------     ------------      -----------
          TOTAL REVENUES                          1,552,000         123,000       678,000         (163,000)       2,190,000
                                               ------------    ------------     ---------     ------------      -----------


Expenses:
     Purchases of natural gas                        83,000                                                          83,000
     Pipeline operations                             41,000                                                          41,000
     Lease operating                                329,000          32,000       405,000         (101,000)(F)      665,000
     Cost of services                               299,000                                                         299,000
     Depreciation, depletion,
          amortization and impairment               284,000                       102,000           11,000 (C)      397,000
     General and administrative                     349,000                        44,000           (9,500)(D)      383,500
     Interest                                       129,000                        34,000           23,000 (E)      186,000
                                               ------------    ------------     ---------     ------------      -----------
          TOTAL EXPENSES                          1,514,000          32,000       585,000          (76,500)       2,045,500
                                               ------------    ------------     ---------     ------------      -----------


NET INCOME (LOSS)                              $     38,000    $     91,000     $  93,000     $    (86,500)     $   135,500
                                               ============    ============     =========     ============      ===========

NET INCOME PER SHARE
     (primarily and fully diluted)
     * Less than $.01 per share                $       *                                                        $      0.01
                                               ============                                                     ===========


                     HUNTER RESOURCES, INC. AND SUBSIDIARIES

         Notes to Unaudited Pro Forma Consolidated Financial Statements


The following adjustments have been reflected in the accompanying Pro Forma Consolidated Balance Sheet as of September 30, 1995 and Consolidated Statements of Operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 to give effect for the Midland acquisition on October 18, 1995.

A) To reflect the acquisition of the remaining seventy-five percent (75%) ownership interest in an affiliated company from a joint venture partner. The purchase price of $1,075,287 consisted of i) $300,000 in cash which was borrowed from Magnum Petroleum, Inc. ("Magnum"), ii) $300,000 represented by 85,131 shares of restricted common stock of Magnum valued at $3.52 per share and iii) the assumption of existing bank indebtedness of $475,287.

B) To reflect overhead fee income charged to outside owners on the acquired Arrington properties for which operating rights were also acquired. The overhead fee income generated by the Arrington acquisition was estimated at $43,000 and $7,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995, respectively.

C) To reflect additional depreciation and depletion on oil and gas properties as recalculated using the full cost method.

D) To reflect additional estimated general and administrative costs associated with the increase in the number of properties and the assumption of operator's duties on the acquired properties. The estimated additional general and administrative expense for the Arrington acquisition was $6,000 and $2,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995, respectively. Also, the expense includes the elimination of $6,000 and $11,000, respectively, related to the Midland acquisition as such amounts are included in the Hunter historical amounts.

E) To reflect interest expense associated with the financed portion of the acquisitions. The estimated interest expense for the Arrington acquisition amounted to $120,000 and $32,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995. In addition, the expense adjustment includes the elimination of $8,000 and $9,000, respectively, related to the Midland acquisition as such amounts are included in the Hunter historical amounts.

F) To eliminate amounts related to the Midland acquisition which are recorded in the Hunter historical amounts.



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